Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Contingencies [Abstract]
Commitments and Contingencies	Commitments and Contingencies

We are committed to payments of approximately $7,793 for activities mainly related to our clinical trial and manufacturing programs, which are expected to occur over the next two years. Approximately one-third of the committed payments relate to a production service agreement with our primary toll manufacturer, which cannot be canceled without a significant penalty. We are able to cancel most of the remaining agreements with notice.
Indemnification of Officers and Directors
Our corporate by-laws require that, except to the extent expressly prohibited by law, we will indemnify our officers and directors against all costs, charges, and expenses, including an amount paid to settle an action or satisfy a judgment reasonably incurred in respect of any civil, criminal, or administrative action or proceeding as it relates to their services to the Company. The by-laws provide no limit to the amount of the indemnification. We have purchased directors’ and officers’ insurance coverage to cover claims made against the directors and officers during the applicable policy periods. The amounts and types of coverage have varied from period to period as dictated by market conditions. We believe that we have adequate insurance coverage; however, there is no guarantee that all indemnification payments will be covered under our existing insurance policies.
There is no pending litigation or proceeding involving any of our officers or directors as to which indemnification is being sought, nor are we aware of any threatened litigation that may result in claims for indemnification.